UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 23, 2010

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 23, 2010, OSI Pharmaceuticals, Inc. (“OSI”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) that included a press release announcing OSI’s results for the year ended December 31, 2009 (the “Release”). OSI is filing this Current Report on Form 8-K/A (this “Amended Form 8-K”) solely to correct two errors in one of the tables to the Release. The table containing the reconciliation of reported net income from continuing operations to non-GAAP net income from continuing operations and reported diluted income per share to non-GAAP diluted income per share (the “Reconciliation”) incorrectly stated that interest and issuance costs related to dilutive convertible debt-net of tax for the three months ended December 31, 2008 were $3,219,000. The correct figure is $1,488,000. The Reconciliation also incorrectly stated that the dilutive effect of OSI’s Convertible Senior Subordinated Notes due 2038 (the “2038 Notes”) for the three months ended December 31, 2008 was 2,709,000 shares. In actuality, the 2038 Notes were anti-dilutive for the three months ended December 31, 2008, thus there was no dilutive effect of the 2038 Notes for this period. This correction does not otherwise affect the reported results in the narrative or other financial tables of the Release, or the Original Form 8-K, or the financial results discussed in OSI’s February 23, 2010 conference call, all of which were correctly reported. The corrected portion of the Reconciliation, with the updated figures marked with an asterisk, is set forth below.

	Three Months
	Ended December 31,
	2008
Computation of Non-GAAP diluted income per common share from continuing operations:
Non-GAAP net income from continuing operations	$37,943
Add: Interest and issuance costs related to dilutive convertible debt-net of tax	1,488	*

Non-GAAP net income from continuing operations — diluted	$39,431

Computation of Non-GAAP diluted shares:
Basic shares	57,610
Adjustment to dilutive shares:
Dilutive effect of options and restricted stock	453
Dilutive effect of the 2023 Notes	1,998
Dilutive effect of the 2025 Notes	3,908
Dilutive effect of the 2038 Notes	—	*

Non-GAAP dilutive shares	63,969

     The information in this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2010	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary